SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                                 FFW CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

              0-21170                              35-1875502
     (Commission File Number)           (IRS Employer Identification No.)

                             1205 North Cass Street
                              Wabash, Indiana 46992
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (260) 563-3185

Item 7.       Financial Statements and Exhibits.

         (c)  Exhibits

              99.1     Press Release dated July 23, 2003.


Item 9.       Regulation FD Disclosure.

         Information Provided Under Item 12 of Form 8-K.

FFW Corporation, a Delaware corporation ("Registrant"), issued a press release which was publicly disseminated on July 23, 2003 announcing its results of operations for the fiscal year ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction. Further, pursuant to SEC Release No. 34-47583, Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 /s/ Roger K. Cromer
                                 ___________________________________
                                 Roger K. Cromer
                                 President and Chief Executive Officer

Dated: July 25, 2003